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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 33-80917, 333-05445, 333-49160 and 333-70880) and
Form S-8 (No. 333-23933, 333-65894, 333-91337 and 333-97965) of Authentidate
Holding Corp of our report dated August 29, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Albany, New York
September 27, 2002